SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of principal executive offices and Zip Code)

(727) 461-3000

(Registrant’s telephone number, including Area Code)

Not applicable

(Former Name, Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Aerosonic Corporation (the “Company”) announced in a press release today that it has received a letter from the Securities and Exchange Commission (the “SEC”) stating that the SEC investigation as to the Company has been terminated and that no enforcement action against the Company has been recommended.  A copy of Company’s November 1, 2004 press release is included as Exhibit 99 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99:  Press Release, dated November 1, 2004, of Aerosonic Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: November 1, 2004	By:	/s/ David A. Baldini
David A. Baldini Chairman, President & Chief Executive Officer

Exhibit 99

For Immediate Release

Company Contact:

Agency Contact:

Mark Perkins

Pam Lagano

VP-Sales and Marketing

Lagano & Associates

727-461-3000

727-480-6163

For immediate release

Aerosonic Announces Conclusion of SEC Investigation

Clearwater, Florida - - November 1, 2004 - Aerosonic Corporation (AMEX: AIM), a leading supplier of precision flight products for commercial, business and military aircraft, today announced that the United States Securities and Exchange Commission (“SEC”) has concluded its investigation as to the Company in connection with the accounting issues that the Company reported in its press releases of March 17 and May 22, 2003.

In a letter from the SEC to the Company dated October 27, 2004, the SEC advised the Company that it has terminated its investigation of Aerosonic Corporation, and that no enforcement action has been recommended to the Commission as to the Company.

“Since early 2003, the Company has devoted considerable time and resources to this matter with an objective of bringing it to a favorable resolution,” stated David Baldini, Aerosonic’s Chairman, President and Chief Executive Officer.  “We are pleased that the SEC has not brought any charges or taken any other remedial action against the Company.”

Aerosonic Corporation, headquartered in Clearwater, Florida, is principally engaged in the manufacture of aviation products. Locations and divisions of the Company include: the Clearwater, Florida Instrument Division (Clearwater Instruments), the Aerosonic Wichita, Kansas Division (Kansas Instruments), Avionics Specialties, Inc., a Virginia corporation wholly owned by the Company, and the Precision Components Division (Precision Components).   For additional information, visit www.aerosonic.com.

This document contains statements that constitute "forward-looking" statements within the meaning of the Securities Act of 1933 and the Securities Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking" statements contained in this document include the intent, belief or current expectations of the Company and its senior management team with respect to future actions by officers and directors of the Company, prospects of the Company's operations, the amount of any anticipated restatements, profits from future operations, and the Company's overall future business prospects, as well as the assumptions upon which such statements are based.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this document include, but are not limited to, adverse developments with respect to the resolution of management issues, operations of the Company's business units, failure to meet operating objectives or to execute the business plan, and the failure to reach revenue or profit projections. The Company undertakes no obligation to update or revise the forward-looking statements contained in this document to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.